UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 19, 2023

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (631) 537-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 19, 2023, the Board of Directors (the “Board”) of Dime Community Bancshares, Inc. (the “Company”) approved amended and restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective as of such date. In connection with the Securities and Exchange Commission (the “SEC”) rules regarding universal proxy cards and a periodic review of the Bylaws by the Company, the Amended and Restated Bylaws require, among other things, (a) a reasonably detailed description of any agreement, arrangement, understanding, or relationship between or among the proposed nominee, the shareholder nominating such proposed nominee, and any shareholder affiliates (as defined by the Securities and Exchange Commission), naming each such person; (b) a reasonably detailed description of any relationship, arrangement or plans between the proposed nominee and any person that would require disclosure on Schedule 13D as if the proposed nominee were required to file a Schedule 13D with respect to the Company; (c) each individual proposed by a shareholder as a nominee must deliver to the Secretary at the principal office of the Company a fully completed written questionnaire with respect to the background and qualifications of the proposed nominee; (d) add a requirement that a stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of their nominees from the holders of at least 67% of the outstanding shares of the Company’s common stock and deliver reasonable evidence of compliance with the requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at least five business days before the applicable meeting; (e) an executed agreement, in a form determined to be satisfactory by the Board, pursuant to which the shareholder (and any beneficial owner of stock on whose behalf the shareholder is acting) agrees to comply with all applicable law (including Rules 14a-8, 14a-9 and 14a-19 under the Exchange Act or any successor rule) in connection with the nomination, proposal, solicitation, election, and vote, as applicable; and (f) require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The Amended and Restated Bylaws also make certain other technical and conforming revisions and clarifications. This description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits:
	Exhibit No.	Description
	3.2	Amended and Restated Bylaws of Dime Community Bancshares, Inc.

	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

DATE: December 21, 2023	By:	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck, Executive Vice President & General Counsel